UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM N-CSR CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06669

Name of Fund: BlackRock Fundamental Growth Fund, Inc.

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: Donald C. Burke, Chief Executive Officer, BlackRock
Fundamental Growth Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing
address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 08/31/2008

Date of reporting period: 09/01/2007 – 08/31/2008

Item 1 – Report to Stockholders

EQUITIES FIXED INCOME REAL ESTATE LIQUIDITY ALTERNATIVES BLACKROCK SOLUTIONS BlackRock Fundamental Growth Fund, Inc. ANNUAL REPORT | AUGUST 31, 2008

NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

2 BLACKROCK FUNDAMENTAL GROWTH FUND, INC.

AUGUST 31, 2008

A Letter to Shareholders

Dear Shareholder

It has been a tumultuous year for investors, marked by almost daily headlines related to the beleaguered housing market, rising food and energy prices,

and the escalating credit crisis. The news took an extraordinarily heavy tone shortly after the close of this reporting period as the credit crisis boiled over and triggered unprecedented failures and consolidation in the financial sector, stoking fears of a market and economic collapse and prompting the largest government rescue plan since the Great Depression.

Through it all, the Federal Reserve Board (the “Fed”) has been aggressive in its attempts to restore order in financial markets. Key moves included slashing the target federal funds rate 325 basis points (3.25%) between September 2007 and April 2008 and providing numerous cash injections and lending programs. As the credit crisis took an extreme turn for the worse in September, the Fed, in concert with five other global central banks, cut interest rates by 50 basis points in a rare move intended to stave off worldwide economic damage from the intensifying financial market turmoil. The

U.S. economy managed to grow at a slow-but-positive pace through the second quarter of the year, though the recent events almost certainly portend a global economic recession.

Against this backdrop, U.S. stocks experienced intense volatility (steep declines and quick recoveries), generally posting losses for the current reporting period. Small-cap stocks fared significantly better than their larger counterparts. Non-U.S. markets followed the U.S. on the way down and, notably,

decelerated at a faster pace than domestic equities—a stark reversal of recent years’ trends, when international stocks generally outpaced U.S. stocks.

Treasury securities also traded in a volatile fashion, but rallied overall (yields fell and prices correspondingly rose), as the broader flight-to-quality theme persisted. The yield on 10-year Treasury issues, which fell to 3.34% in March, climbed to the 4.20% range in mid-June as investors temporarily shifted out of Treasury issues in favor of riskier assets (such as stocks and other high-quality fixed income sectors), then declined again to 3.83% by period-

end when credit fears resurfaced. Tax-exempt issues posted positive returns, but problems among municipal bond insurers and the collapse in the market for auction rate securities pressured the group throughout the course of the past year. Economic and financial market distress also dampened the performance of high yield issues, which were very volatile due to the macro factors noted above.

Overall, severe market instability resulted in mixed results for the major benchmark indexes:
Total Returns as of August 31, 2008	6-month	12-month

U.S. equities (S&P 500 Index)	(2.57)%	(11.14)%

Small cap U.S. equities (Russell 2000 Index)	8.53	(5.48)

International equities (MSCI Europe, Australasia, Far East Index)	(10.18)	(14.41)

Fixed income (Lehman Brothers U.S. Aggregate Index)	0.18	5.86

Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)	5.12	4.48

High yield bonds (Lehman Brothers U.S. Corporate High Yield 2% Issuer Capped Index)	0.74	(0.66)

Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.

Through periods of market turbulence, as ever, BlackRock’s full resources are dedicated to the management of our clients’ assets. For our most current views on the economy and financial markets, we invite you to visit www.blackrock.com/funds. As always, we thank you for entrusting BlackRock with your investments, and we look forward to continuing to serve you in the months and years ahead.

Sincerely,

Rob Kapito President, BlackRock Advisors, LLC

THIS PAGE NOT PART OF YOUR FUND REPORT

3

Fund Summary

Portfolio Management Commentary

How did the Fund perform?
•Fund results outpaced that of both the S&P 500 Citigroup Growth Index and the broad-market S&P 500 Index for the 12-month period.

What factors influenced performance?
•Favorable stock selection, particularly in the financials and health-
care sectors, accounted for the majority of the Fund’s outperformance relative to the S&P 500 Citigroup Growth Index. An overweight in the materials sector and underweight positions in financials and consumer discretionary also contributed to performance over the 12 months.
Top-performing stocks in the portfolio included Consol Energy, Inc.,
Monsanto Co., The Mosaic Co., Gilead Sciences, Inc. and Potash Corp.
of Saskatchewan, Inc. Avoidance of American International Group, Inc.
aided results as well.

•In contrast, stock selection in the consumer staples and information technology sectors, along with an underweight in energy names, hin-
dered comparative performance. Nvidia Corp., Comcast Corp., Hologic,
Inc. and EMC Corp. were among the Fund’s weakest-performing holdings.
An underweight early in the period to Amgen, Inc. and Johnson &
Johnson also detracted from results, as did the absence of a position in Anheuser–Busch Companies, Inc.

Describe recent portfolio activity.
•During the annual period, we decreased the Fund’s weighting in the financial and industrial sectors. Among our largest sales were General
Electric Co., PepsiCo, Inc., Comcast Corp., Zimmer Holdings, Inc. and
Boeing Co.

•We increased investments in healthcare, consumer staples and, later in the period, consumer discretionary. Our largest purchases included
Qualcomm, Inc., Johnson & Johnson, Wal-Mart Stores, Inc., Apple Inc.
and Costco Wholesale Corp.

Describe Fund positioning at period-end.
•At August 31, 2008, the Fund held a significant underweight in the energy sector and was moderately underweight in industrials. Overweight positions were held in the consumer staples, healthcare and information technology sectors.

•Current equity market performance has been significantly influenced by the ongoing turbulent and uncertain conditions in the credit, financing and housing markets. While the U.S. may avert a “technical” recession over the near-term, significant challenges exist to achieving a meaningful cyclical recovery, suggesting an extended period of sub-trend economic growth. Although equity prices currently reflect many of these concerns, we remain cautious in our Fund positioning as equity markets attempt to stabilize. In such an environment, we continue to favor large company growth stocks with relatively attractive earnings profiles.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Expense Example

		Actual			Hypothetical[2]

	Beginning	Ending		Beginning	Ending
	Account Value	Account Value	Expenses Paid	Account Value	Account Value	Expenses Paid
	March 1, 2008	August 31, 2008	During the Period[1]	March 1, 2008	August 31, 2008	During the Period[1]

Institutional	$1,000	$1,000.00	$3.85	$1,000	$1,021.15	$3.89
Investor A	$1,000	$ 998.60	$5.50	$1,000	$1,019.50	$5.55
Investor B	$1,000	$ 994.10	$9.67	$1,000	$1,015.30	$9.77
Investor C	$1,000	$ 994.20	$9.77	$1,000	$1,015.20	$9.87
Class R	$1,000	$ 996.90	$7.34	$1,000	$1,017.65	$7.41

1 For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.77% for Institutional, 1.10% for Investor A, 1.94% for Investor B, 1.96% for
Investor C and 1.47% for Class R), multiplied by the average account value over the period, multiplied by 182/364 (to reflect the one-half year period shown).
2 Hypothetical 5% semi-annual return before expenses is calculated by multiplying the number of days in the most recent fiscal half year divided by 366.
See “Disclosure of Expenses” on page 6 for further information on how expenses were calculated.

4 BLACKROCK FUNDAMENTAL GROWTH FUND, INC. AUGUST 31, 2008

Total Return Based on a $10,000 Investment

1 Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees.
2 The Fund invests primarily in equity securities with a particular emphasis on U.S. companies that have exhibited above-average growth rates in earnings over the long term.
3 This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues)
representing about 75% of NYSE market capitalization and 30% of NYSE issues. S&P 500 is a registered trademark of the McGraw-Hill
Companies.
4 This unmanaged Index is designed to provide a comprehensive measure of large-cap U.S. equity “growth” performance. It is an unmanaged float adjusted market capitalization weighted index comprised of stocks representing approximately half the market capitalization of the
S&P 500 Index that have been identified as being on the growth end of the growth-value spectrum.

Performance Summary for the Year Ended August 31, 2008

				Average Annual Total Returns[5]

		1 Year		5 Years		10 Years

	6-Month	w/o sales	w/sales	w/o sales	w/sales	w/o sales	w/sales
	Total Returns	charge	charge	charge	charge	charge	charge

Institutional	0.00%	(2.15)%	—	7.30%	—	4.95%	—
Investor A	(0.14)	(2.44)	(7.57)%	7.02	5.87%	4.68	4.11%
Investor B	(0.59)	(3.27)	(7.62)	6.17	5.85	4.03	4.03
Investor C	(0.58)	(3.25)	(4.22)	6.17	6.17	3.86	3.86
Class R	(0.31)	(2.74)	—	6.72	—	4.48	—
S&P 500 Index	(2.57)	(11.14)	—	6.92	—	4.68	—
S&P Citigroup Growth Index	0.42	(6.40)	—	5.36	—	3.09	—

[5] Assuming maximum sales charges. See “About Fund Performance” on page 6 for a detailed description of share classes, including any related sales charges and fees.
Past performance is not indicative of future results.

BLACKROCK FUNDAMENTAL GROWTH FUND, INC. AUGUST 31, 2008 5

About Fund Performance

•Institutional Shares are not subject to any sales charge. Institutional
Shares bear no ongoing distribution or service fees and are available only to eligible investors.

•Investor A Shares incur a maximum initial sales charge (front-end load)
of 5.25% and a service fee of 0.25% per year (but no distribution fee).

•Investor B Shares are subject to a maximum contingent deferred sales charge of 4.50% declining to 0% after six years. In addition, Investor B
Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A
Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion.

•Investor C Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. In addition, Investor C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

•Class R Shares do not incur a maximum initial sales charge (front-end load) or deferred sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. Class R
Shares are available only to certain retirement plans. Prior to inception,
Class R Shares performance results are those of Institutional Shares
(which have no distribution or service fees) restated to reflect the
Class R Shares fees.

Performance information reflects past performance and does not guar-
antee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance tables on page 5 assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Disclosure of Expenses

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees, distri-
bution fees including 12b-1 fees, and other Fund expenses. The expense example on page 4 (which is based on a hypothetical investment of
$1,000 invested on March 1, 2008 and held through August 31, 2008)
is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The table provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The table also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this
Fund and other funds, compare the 5% hypothetical example with the 5%
hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the table are intended to highlight shareholders’
ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the hypo-
thetical table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning differ-
ent funds. If these transactional expenses were included, shareholder expenses would have been higher.

6 BLACKROCK FUNDAMENTAL GROWTH FUND, INC.

AUGUST 31, 2008

Portfolio Summary Fund Profile as of August 31, 2008

Percent of
Ten Largest Equity Holdings	Net Assets

Apple, Inc.	4%
Google, Inc. Class A	4
Qualcomm, Inc.	4
Johnson & Johnson	3
Wal-Mart Stores, Inc.	3
The Procter & Gamble Co.	3
Cisco Systems, Inc.	3
Gilead Sciences, Inc.	3
Monsanto Co.	2
Microsoft Corp.	2

Percent of
Five Largest Industries	Net Assets

Food & Staples Retailing	8%
Software	7
Communications Equipment	7
Biotechnology	6
Capital Markets	6

Percent of
Long-Term
Sector Representation	Investments

Information Technology	29%
Health Care	19
Consumer Staples	16
Consumer Discretionary	8
Energy	8
Industrials	7
Financials	6
Material	6
Telecommunication Services	1

For Fund compliance purposes, the Fund's industry and sector classification refer to any one or more of the industry and sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry and sector sub-classifications for reporting ease.

BLACKROCK FUNDAMENTAL GROWTH FUND, INC. AUGUST 31, 2008 7

Schedule of Investments August 31, 2008 (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Aerospace & Defense — 2.4%
Lockheed Martin Corp.	446,200	$ 51,955,528
Spirit Aerosystems Holdings, Inc. Class A (a)	1,980,600	45,157,680

		97,113,208

Beverages — 2.1%
The Coca-Cola Co.	869,000	45,248,830
Diageo Plc	2,253,300	41,616,137

		86,864,967

Biotechnology — 6.0%
Amgen, Inc. (a)	783,700	49,255,545
Celgene Corp. (a)	1,331,300	92,259,090
Gilead Sciences, Inc. (a)(b)	1,986,800	104,664,624

		246,179,259

Capital Markets — 5.9%
The Charles Schwab Corp. (b)	2,835,200	68,016,448
Janus Capital Group, Inc. (b)	2,088,100	56,316,057
Northern Trust Corp.	650,500	52,293,695
State Street Corp.	1,013,600	68,590,312

		245,216,512

Chemicals — 5.0%
Air Products & Chemicals, Inc.	400,400	36,776,740
Monsanto Co.	854,200	97,592,350
The Mosaic Co.	68,100	7,268,994
Potash Corp. of Saskatchewan, Inc.	43,800	7,603,680
Praxair, Inc.	610,100	54,811,384

		204,053,148

Communications Equipment — 6.6%
Cisco Systems, Inc. (a)	5,229,100	125,759,855
Qualcomm, Inc.	2,767,100	145,687,815

		271,447,670

Computers & Peripherals — 5.2%
Apple, Inc. (a)	1,057,400	179,261,022
EMC Corp. (a)	2,303,800	35,202,064

		214,463,086

Construction & Engineering — 1.9%
Fluor Corp.	339,800	27,228,174
Jacobs Engineering Group, Inc. (a)	376,100	27,763,702
Quanta Services, Inc. (a)(b)	672,800	21,489,232

		76,481,108

Electrical Equipment — 1.4%
Emerson Electric Co.	717,500	33,579,000
General Cable Corp. (a)(b)	508,362	25,021,578

		58,600,578

Energy Equipment & Services — 5.8%
National Oilwell Varco, Inc. (a)	797,040	58,765,759
Schlumberger Ltd.	847,500	79,851,450
Transocean, Inc.	554,383	70,517,518
Weatherford International Ltd. (a)	819,400	31,612,452

		240,747,179

Common Stocks	Shares	Value

Food & Staples Retailing — 7.9%
CVS Caremark Corp.	1,773,800	$ 64,921,080
Costco Wholesale Corp. (b)	1,295,400	86,869,524
The Kroger Co.	1,472,400	40,667,688
Wal-Mart Stores, Inc.	2,217,500	130,987,725

		323,446,017

Food Products — 0.6%
McCormick & Co., Inc. (b)	575,300	23,270,885

Health Care Equipment & Supplies — 3.2%
Alcon, Inc.	250,500	42,657,645
Hologic, Inc. (a)(b)	1,769,924	37,557,787
Intuitive Surgical, Inc. (a)	175,300	51,760,831

		131,976,263

Health Care Providers & Services — 1.0%
Express Scripts, Inc. (a)(b)	577,300	42,379,593

Hotels, Restaurants & Leisure — 1.8%
McDonald’s Corp.	1,187,500	73,684,375

Household Products — 3.1%
The Procter & Gamble Co. (b)	1,805,800	125,990,666

IT Services — 2.3%
Infosys Technologies Ltd. (b)(c)	1,024,400	42,287,232
MasterCard, Inc. Class A (b)	223,000	54,088,650

		96,375,882

Internet & Catalog Retail — 1.4%
Amazon.com, Inc. (a)(b)	729,900	58,983,219

Internet Software & Services — 4.8%
Akamai Technologies, Inc. (a)	1,104,300	25,288,470
Google, Inc. Class A (a)	374,800	173,641,092

		198,929,562

Life Sciences Tools & Services — 2.8%
Covance, Inc. (a)(b)	474,700	44,783,198
Thermo Fisher Scientific, Inc. (a)	1,167,200	70,685,632

		115,468,830

Machinery — 1.5%
Deere & Co.	407,200	28,736,104
Flowserve Corp.	161,900	21,390,228
SPX Corp.	92,009	10,972,073

		61,098,405

Metals & Mining — 0.5%
Freeport-McMoRan Copper & Gold, Inc. Class B	212,500	18,980,500

Oil, Gas & Consumable Fuels — 1.6%
Chesapeake Energy Corp.	418,000	20,231,200
Petroleo Brasileiro SA (c)	852,700	44,971,398

		65,202,598

Pharmaceuticals — 5.4%
Abbott Laboratories	1,425,600	81,872,208
Johnson & Johnson	2,010,400	141,592,472

		223,464,680

See Notes to Financial Statements.

8 BLACKROCK FUNDAMENTAL GROWTH FUND, INC.

AUGUST 31, 2008

Schedule of Investments (concluded) (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Semiconductors & Semiconductor Equipment — 2.2%
Intel Corp.	3,956,900	$90,494,303

Software — 6.8%
Adobe Systems, Inc. (a)	1,988,100	85,150,323
Microsoft Corp.	3,381,400	92,278,406
Oracle Corp. (a)	2,648,500	58,081,605
Salesforce.com, Inc. (a)(b)	783,000	43,863,660

		279,373,994

Specialty Retail — 3.1%
GameStop Corp. Class A (a)(b)	1,062,900	46,629,423
Lowe’s Cos., Inc. (b)	2,016,300	49,681,632
TJX Cos., Inc.	895,000	32,434,800

		128,745,855

Textiles, Apparel & Luxury Goods — 1.2%
Coach, Inc. (a)(b)	1,651,300	47,871,187

Tobacco — 1.7%
Philip Morris International, Inc.	1,315,300	70,631,610

Wireless Telecommunication Services — 0.6%
SBA Communications Corp. Class A (a)(b)	707,500	24,712,975

Total Common Stocks
(Cost — $3,402,959,088) — 95.8%		3,942,248,114

	Beneficial
	Interest
Short-Term Securities	(000)

BlackRock Liquidity Series, LLC
Cash Sweep Series, 2.41% (d)(e)	$116,722	116,722,343
BlackRock Liquidity Series, LLC
Money Maket Series, 2.41% (d)(e)(f)	366,016	366,016,300

Total Short-Term Securities
(Cost — $482,738,643) — 11.7%		482,738,643

Total Investments Before Options Written
(Cost — $3,885,697,731*) — 107.5%		4,424,986,757

Options Written	Contracts

Call Options Written
Qualcomm, Inc., expiring September 2008 at $47.50	6,550	(3,602,500)
Qualcomm, Inc., expiring October 2008 at $47.50	6,550	(4,028,250)

Total Options Written
(Premiums Received — $2,112,166) — (0.2)%		(7,630,750)

Total Investments, Net of Options Written — 107.3%		4,417,356,007
Liabilities in Excess of Other Assets — (7.3)%		(300,222,368)

Net Assets — 100.0%	$4,117,133,639

* The cost and unrealized appreciation (depreciation) of investments, as of
August 31, 2008, as computed for federal income tax purposes, were as follows:

Aggregate cost	$ 3,890,676,185

Gross unrealized appreciation	$ 642,097,732
Gross unrealized depreciation	(107,787,160)

Net unrealized appreciation	$ 534,310,572

(a) Non-income producing security.
(b) Security, or a portion of security, is on loan.
(c) Depositary receipts.
(d) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

	Net
	Activity
Affiliate	(000)	Income

BlackRock Liquidity Series, LLC
Cash Sweep Series	$ 41,902	$4,542,923
BlackRock Liquidity Series, LLC
Money Market Series	$(617,096)	$2,342,049

(e) Represents the current yield as of report date.
(f) Security was purchased with the cash proceeds from securities loans.
• For Fund compliance purposes,the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets. These industry classifications are unaudited.

See Notes to Financial Statements.

BLACKROCK FUNDAMENTAL GROWTH FUND, INC.

AUGUST 31, 2008

9

Statement of Assets and Liabilities

August 31, 2008

Assets

Investments at value — unaffiliated (including securities loaned of $353,817,775)(cost — $3,402,959,088)	$ 3,942,248,114
Investments at value — affiliated (cost — $482,738,643)	482,738,643
Investments sold receivable	72,563,633
Investments sold receivable — affiliated	34,513,700
Dividends receivable	4,524,491
Capital shares sold receivable	4,333,963
Securities lending income receivable	109,625
Prepaid expenses	133,797

Total assets	4,541,165,966

Liabilities

Collateral at value — securities loaned	366,016,300
Options written at value (premiums received — $2,112,166)	7,630,750
Investment purchased payable	22,811,666
Capital shares redeemed payable	13,079,737
Investment purchased payable — affiliated	9,228,393
Investment advisory fees payable	2,031,608
Other affiliates payable	1,538,596
Distribution fees payable	1,371,317
Officer’s and Directors’ fees payable	894
Other accrued expenses payable	314,248
Other liabilities	8,818

Total liabilities	424,032,327

Net Assets	$ 4,117,133,639

Net Assets Consist of

Institutional Shares, $0.10 par value, 300,000,000 shares authorized	$ 5,323,287
Investor A Shares, $0.10 par value, 300,000,000 shares authorized	7,965,992
Investor B Shares, $0.10 par value, 500,000,000 shares authorized	2,473,341
Investor C Shares, $0.10 par value, 300,000,000 shares authorized	4,245,737
Class R Shares, $0.10 par value, 500,000,000 shares authorized	368,476
Paid-in capital in excess of par	4,927,455,680
Undistributed net investment income	14,151,303
Accumulated net realized loss	(1,378,658,335)
Net unrealized appreciation/depreciation	533,808,158

Net Assets	$ 4,117,133,639

Net Asset Value

Institutional — Based on net assets of $1,137,301,562 and 53,232,874 shares outstanding	$ 21.36

Investor A — Based on net assets of $1,652,981,130 and 79,659,918 shares outstanding	$ 20.75

Investor B — Based on net assets of $460,861,612 and 24,733,412 shares outstanding	$ 18.63

Investor C — Based on net assets of $795,292,005 and 42,457,368 shares outstanding	$ 18.73

Class R — Based on net assets of $70,697,330 and 3,684,762 shares outstanding	$ 19.19

See Notes to Financial Statements.

10 BLACKROCK FUNDAMENTAL GROWTH FUND, INC.

AUGUST 31, 2008

Statement of Operations

Year Ended August 31, 2008

Investment Income

Dividends (net of $395,890 foreign withholding tax)	$ 45,552,520
Income from affiliates	4,563,806
Securities lending	2,342,049

Total income	52,458,375

Expenses

Investment advisory	27,367,562
Service — Investor A	4,261,377
Service and distribution — Investor B	5,823,426
Service and distribution — Investor C	8,673,313
Service and distribution — Class R	307,892
Transfer agent — Institutional	1,642,795
Transfer agent — Investor A	3,408,759
Transfer agent — Investor B	1,742,468
Transfer agent — Investor C	2,516,938
Transfer agent — Class R	179,745
Accounting services	667,576
Custodian	368,577
Printing	250,632
Professional	146,424
Officer and Directors	142,168
Registration	103,219
Miscellaneous	148,609

Total expenses	57,751,480
Less fees paid indirectly	(20,511)

Total expenses after fees paid indirectly	57,730,969

Net investment loss	(5,272,594)

Realized and Unrealized Gain (Loss)

Net realized gain from:
Investments	90,367,983
Options written	15,743,609
Foreign currency	39,415

106,151,007

Net change in unrealized appreciation/depreciation on:
Investments (including $2,706,766 deferred foreign capital gain tax)	(214,359,116)
Options written	8,799,791
Foreign currency	32,229

(205,527,096)

Total realized and unrealized loss	(99,376,089)

Net Decrease in Net Assets Resulting from Operations	$ (104,648,683)

See Notes to Financial Statements.

BLACKROCK FUNDAMENTAL GROWTH FUND, INC.

AUGUST 31, 2008

11

Statements of Changes in Net Assets

	Year Ended
	August 31,

Increase (Decrease) in Net Assets:	2008	2007

Operations

Net investment loss	$ (5,272,594)	$ (9,109,562)
Net realized gain	106,151,007	448,147,903
Net change in unrealized appreciation/depreciation	(205,527,096)	94,170,538

Net increase (decrease) in net assets resulting from operations	(104,648,683)	533,208,879

Capital Share Transactions

Net decrease in net assets derived from capital share transactions	(260,315,822)	(768,908,538)

Net Assets

Total decrease in net assets	(364,964,505)	(235,699,659)
Beginning of year	4,482,098,144	4,717,797,803

End of year	$4,117,133,639	$4,482,098,144

End of year undistributed (distribution in excess of) net investment income	$ 14,151,303	$ (548,854)

See Notes to Financial Statements.

12 BLACKROCK FUNDAMENTAL GROWTH FUND, INC.

AUGUST 31, 2008

Financial Highlights

			Institutional					Investor A

		Year Ended August 31,					Year Ended August 31,

	2008	2007	2006	2005	2004	2008	2007	2006	2005	2004

Per Share Operating Performance

Net asset value, beginning
of year	$ 21.83	$ 19.35	$ 18.22	$ 15.61	$ 15.16	$ 21.27	$ 18.91	$ 17.80	$ 15.29	$ 14.89

Net investment income
(loss)[1]	0.09	0.06	0.09	0.17	(0.02)	0.02	—[2]	0.05	0.12	(0.06)
Net realized and unrealized
gain (loss)	(0.56)	2.42	1.21	2.44	0.47	(0.54)	2.36	1.18	2.39	0.46

Net increase (decrease) from
investment operations	(0.47)	2.48	1.30	2.61	0.45	(0.52)	2.36	1.23	2.51	0.40

Dividends from net
investment income	—	—	(0.17)	—	—	—	—	(0.12)	—	—

Net asset value,
end of year	$ 21.36	$ 21.83	$ 19.35	$ 18.22	$ 15.61	$ 20.75	$ 21.27	$ 18.91	$ 17.80	$ 15.29

Total Investment Return[3]

Based on net asset value	(2.15)%	12.82%	7.22%[4]	16.72%	2.97%	(2.44)%	12.48%	7.00%[4]	16.42%	2.69%

Ratios to Average Net Assets

Total expenses after fees
paid indirectly	0.78%	0.85%	0.87%	0.91%	0.91%	1.10%	1.12%	1.12%	1.16%	1.16%

Total expenses	0.79%	0.85%	0.87%	0.91%	0.91%	1.10%	1.12%	1.12%	1.16%	1.16%

Net investment income
(loss)	0.39%	0.29%	0.49%	0.96%	(0.13)%	0.07%	0.02%	0.24%	0.71%	(0.38)%

Supplemental Data

Net assets,
end of year (000)	$1,137,302	$1,246,507	$1,315,683	$1,508,098	$1,396,668	$1,652,981	$1,640,487	$1,635,443	$1,651,135	$1,587,995

Portfolio turnover	75%	96%	60%	88%	78%	75%	96%	60%	88%	78%

[1]	Based on average shares outstanding.

[2]	Amount is less than $0.01 per share.

[3]	Total investment returns exclude the effects of any sales charges.

[4]	Approximately 1.50% of the Fund’s total return was attributable to proceeds received in a settlement of litigation seeking recovery of investment losses previously realized by the Fund.

See Notes to Financial Statements.

BLACKROCK FUNDAMENTAL GROWTH FUND, INC.

AUGUST 31, 2008

13

Financial Highlights (continued)

			Investor B					Investor C

		Year Ended August 31,					Year Ended August 31,

	2008	2007	2006	2005	2004	2008	2007	2006	2005	2004

Per Share Operating Performance

Net asset value, beginning
of year	$ 19.26	$ 17.26	$ 16.26	$ 14.07	$ 13.81	$ 19.36	$ 17.35	$ 16.35	$ 14.15	$ 13.89

Net investment loss[1]	(0.15)	(0.15)	(0.09)	(0.01)	(0.17)	(0.15)	(0.14)	(0.09)	(0.01)	(0.17)
Net realized and unrealized
gain (loss)	(0.48)	2.15	1.09	2.20	0.43	(0.48)	2.15	1.09	2.21	0.43

Net increase (decrease) from
investment operations	(0.63)	2.00	1.00	2.19	0.26	(0.63)	2.01	1.00	2.20	0.26

Dividends from net
investment income	—	—	—	—	—	—	—	(0.00)[2]	—	—

Net asset value,
end of year	$ 18.63	$ 19.26	$ 17.26	$ 16.26	$ 14.07	$ 18.73	$ 19.36	$ 17.35	$ 16.35	$ 14.15

Total Investment Return[3]

Based on net asset value	(3.27)%	11.59%	6.15%[4]	15.57%	1.88%	(3.25)%	11.59%	6.15%[4]	15.55%	1.87%

Ratios to Average Net Assets

Total expenses after fees
paid indirectly	1.95%	1.96%	1.90%	1.94%	1.93%	1.94%	1.92%	1.91%	1.95%	1.94%

Total expenses	1.95%	1.96%	1.90%	1.94%	1.93%	1.94%	1.92%	1.91%	1.95%	1.94%

Net investment loss	(0.77)%	(0.81)%	(0.55)%	(0.05)%	(1.16)%	(0.77)%	(0.78)%	(0.54)%	(0.10)%	(1.17)%

Supplemental Data

Net assets,
end of year (000)	$ 460,862	$ 666,021	$ 896,007	$1,193,442	$1,445,258	$ 795,292	$ 882,284	$ 836,032	$ 782,172	$ 692,924

Portfolio turnover	75%	96%	60%	88%	78%	75%	96%	60%	88%	78%

[1]	Based on average shares outstanding.

[2]	Amount is less than $(0.01) per share.

[3]	Total investment returns exclude the effects of sales charges.

[4]	Approximately 1.50% of the Fund’s total return was attributable to proceeds received in a settlement of litigation seeking recovery of investment losses previously realized by the Fund.

See Notes to Financial Statements.

14 BLACKROCK FUNDAMENTAL GROWTH FUND, INC.

AUGUST 31, 2008

Financial Highlights (concluded)

			Class R

		Year Ended August 31,

	2008	2007	2006	2005	2004

Per Share Operating Performance

Net asset value, beginning of year	$ 19.73	$ 17.60	$ 16.60	$ 14.28	$ 13.95

Net investment income (loss)[1]	(0.05)	(0.05)	(0.00)[2]	0.06	(0.09)
Net realized and unrealized gain (loss)	(0.49)	2.18	1.10	2.26	0.42

Net increase (decrease) from investment operations	(0.54)	2.13	1.10	2.32	0.33

Dividends from net investment income	—	—	(0.10)	—	—

Net asset value, end of year	$ 19.19	$ 19.73	$ 17.60	$ 16.60	$ 14.28

Total Investment Return

Based on net asset value	(2.74)%	12.10%	6.70%[3]	16.25%	2.37%

Ratios to Average Net Assets

Total expenses after fees paid indirectly	1.43%	1.40%	1.37%	1.41%	1.41%

Total expenses	1.43%	1.40%	1.37%	1.41%	1.41%

Net investment income (loss)	(0.27)%	(0.26)%	(0.00)%[4]	0.39%	(0.60)%

Supplemental Data

Net assets, end of year (000)	$ 70,697	$ 46,799	$ 34,633	$ 21,066	$ 10,254

Portfolio turnover	75%	96%	60%	88%	78%

[1]	Based on average shares outstanding.

[2]	Amount is less than $0.01 per share.

[3]	Approximately 1.50% of the Fund’s total return was attributable to proceeds received in a settlement of litigation seeking recovery of investment losses previously realized by the Fund.

[4]	Amount is less than 0.01%.

See Notes to Financial Statements.

BLACKROCK FUNDAMENTAL GROWTH FUND, INC.

AUGUST 31, 2008

15

Notes to Financial Statements

1. Significant Accounting Policies:

BlackRock Fundamental Growth Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940
Act”), as a diversified, open-end management investment company. The
Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Fund offers multiple classes of shares. Institutional Shares are sold only to certain eligible investors.
Investor A Shares are sold with a front-end sales charge. Shares of
Investor B and Investor C may be subject to a contingent deferred sales charge. Class R Shares are sold without a sales charge and only to cer-
tain retirement plans. All classes of shares have identical voting, divi-
dend, liquidation and other rights and the same terms and conditions, except that Investor A, Investor B, Investor C and Class R Shares bear certain expenses related to the shareholder servicing of such shares, and Investor B, Investor C and Class R Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive vot-
ing rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B shareholders may vote on material changes to the Investor A distribution plan).

The following is a summary of significant accounting policies followed by the Fund:

Valuation of Investments: Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid price. If no bid price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security. Investments in open-end investment companies are valued at net asset value each business day. Short-term securities are valued at amortized cost.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter options are valued by an independent pric-
ing service using a mathematical model which incorporates a number of market data factors.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment, the investment will be valued by a method approved by the Board of Directors (the “Board”) as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value
Assets, the investment advisor and/or sub-advisor seeks to determine the price that the Fund might reasonably expect to receive from the cur-
rent sale of that asset in an arm’s-length transaction. Fair value determi-
nations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value
Assets is subsequently reported to the Board or a committee thereof.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of business on the New York Stock
Exchange (“NYSE”). The values of such securities used in computing the net assets of the Fund are determined as of such times. Foreign currency exchange rates will be determined as of the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net assets. If events (for example, a company announcement, market volatility or a natural disas-
ter) occur during such periods that are expected to materially affect the value of such securities, those securities will be valued at their fair value as determined in good faith by the Board or by the investment advisor using a pricing service and/or procedures approved by the Board.

Derivative Financial Instruments: The Fund may engage in various port-
folio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and move-
ments in the securities markets. Losses may arise if the value of the contract decreases due to an unfavorable change in the price of the underlying security, or if the counterparty does not perform under the contract.

•Options — The Fund may purchase and write call and put options.
When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent lia-
bility. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium received or paid).

A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying position at the exercise price at any time or at a specified time during the option period. A put option gives the

16 BLACKROCK FUNDAMENTAL GROWTH FUND, INC.

AUGUST 31, 2008

Notes to Financial Statements (continued)

holder the right to sell and obligates the writer to buy the underlying position at the exercise price at any time or at a specified time dur-
ing the option period.

Foreign Currency Transactions: Foreign currency amounts are translated into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the current rate of exchange; and
(ii) purchases and sales of investment securities, income and expenses at the rates of exchange prevailing on the respective dates of such transactions.

The Fund reports foreign currency related transactions as components of realized gains for financial reporting purposes, whereas such compo-
nents are treated as ordinary income for federal income tax purposes.

Investment Transactions and Investment Income: Investment trans-
actions are recorded on the dates the transactions are entered into
(the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the
Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis. Income and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends and distributions paid by the
Fund are recorded on the ex-dividend dates.

Securities Lending: The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. govern-
ment as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securi-
ties. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is deliv-
ered to the Fund on the next business day. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. The Fund may receive a flat fee for its loans. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The Fund may pay reasonable lending agent, administrative and custodial fees in connec-
tion with its loans. In the event that the borrower defaults on its obliga-
tion to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment compa-
nies and to distribute substantially all of its taxable income to its share-
holders. Therefore, no federal income tax provision is required. Under the applicable foreign tax laws, a withholding tax may be imposed on inter-
est, dividends and capital gains at various rates.

Effective February 29, 2008, the Fund implemented Financial Account-
ing Standards Board (“FASB”) Interpretation No. 48, “Accounting for
Uncertainty in Income Taxes — an interpretation of FASB Statement No.
109” (“FIN 48”). FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, including investment companies, before being measured and recognized in the financial statements. The investment advisor has evaluated the application of FIN 48 to the Fund, and has determined that the adoption of FIN 48 does not have a material impact on the Fund’s financial state-
ments. The Fund files U.S. federal and various state and local tax returns.
No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns remain open for the years ended August 31, 2005 through August 31, 2007. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Recent Accounting Pronouncements: In September 2006, Statement of
Financial Accounting Standards No. 157, “Fair Value Measurements”
(“FAS 157”), was issued and is effective for fiscal years beginning after
November 15, 2007. FAS 157 defines fair value, establishes a frame-
work for measuring fair value and expands disclosures about fair value measurements. The impact on the Fund’s financial statement disclo-
sures, if any, is currently being assessed.

In March 2008, Statement of Financial Accounting Standards No. 161,
“Disclosures about Derivative Instruments and Hedging Activities — an amendment of FASB Statement No. 133” (“FAS 161”), was issued. FAS
161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position. In September 2008, FASB Staff Position No.
133-1 and FASB Interpretation No. 45-4 (the “FSP”), “Disclosures about
Credit Derivatives and Certain Guarantees: An Amendment of FASB
Statement No. 133 and FASB Interpretation No. 45; and Clarification of
the Effective Date of FASB Statement No. 161” was issued and is effec-
tive for fiscal years and interim periods ending after November 15, 2008.
The FSP amends FASB Statement No. 133, “Accounting for Derivative
Instruments and Hedging Activities,” to require disclosures by sellers of credit derivatives, including credit derivatives embedded in hybrid instru-
ments. The FSP also clarifies the effective date of FAS 161, whereby

BLACKROCK FUNDAMENTAL GROWTH FUND, INC.

AUGUST 31, 2008

17

Notes to Financial Statements (continued)

disclosures required by FAS 161 are effective for financial statements issued for fiscal years and interim periods beginning after November 15,
2008. The impact on the Funds’ financial statement disclosures, if any, is currently being assessed.

Other: Expenses directly related to the Fund or its classes are charged to that Fund or class. Other operating expenses shared by several funds are pro-rated among those funds on the basis of relative net assets or other appropriate methods. Other expenses of the Fund are allocated daily to each class based on its relative net assets.

2. Investment Advisory Agreement and Other Transactions
with Affiliates:

The Fund entered into an Investment Advisory Agreement with BlackRock
Advisors, LLC (the “Advisor”), an indirect, wholly owned subsidiary of
BlackRock, Inc., to provide investment advisory and administration ser-
vices. Merrill Lynch & Co., Inc. (“Merrill Lynch”) and The PNC Financial
Services Group, Inc. (“PNC”) are principal owners of BlackRock, Inc.

The Advisor is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operation of the Fund. For such services, the Fund pays the Advisor a monthly fee at an annual rate of 0.65% of the average net assets of the Fund not exceeding $1 billion, 0.625%
of average net assets of the Fund in excess of $1 billion but not exceed-
ing $1.5 billion, 0.60% of net assets in excess of $1.5 billion but not exceeding $5 billion, 0.575% of net assets in excess of $5 billion but not exceeding $7.5 billion and 0.55% of net assets in excess of
$7.5 billion.

The Advisor has entered into a separate sub-advisory agreement with
BlackRock Investment Management, LLC (“BIM”), an affiliate of the
Advisor, under which the Advisor pays BIM, for services it provides, a monthly fee that is a percentage of the investment advisory fee paid by the Fund to the Advisor.

For the year ended August 31, 2008, the Fund reimbursed the Advisor
$77,123, for certain accounting services, which is included in account-
ing services in the Statement of Operations.

The Fund has entered into separate Distribution Agreements and
Distribution Plans with FAM Distributors, Inc. (“FAMD”) and BlackRock
Distributors, Inc. and its affiliates (“BDI”) (collectively, the “Distributor”).
FAMD is a wholly owned subsidiary of Merrill Lynch Group, Inc., and BDI is an affiliate of BlackRock, Inc.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Distributor ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

	Service	Distribution
	Fee	Fee

Investor A	0.25%	—
Investor B	0.25%	0.75%
Investor C	0.25%	0.75%
Class R	0.25%	0.25%

Pursuant to sub-agreements with the Distributor, broker-dealers, including Merrill Lynch, Pierce, Fenner & Smith Incorporated
(“MLPF&S”), a wholly owned subsidiary of Merrill Lynch, and the
Distributor, provide shareholder servicing and distribution services to the Fund. The ongoing service fee and/or distribution fee compensates the Distributor and each broker-dealer for providing shareholder servicing and/or distribution-related services to Investor A, Investor B,
Investor C and Class R shareholders.

For the year ended August 31, 2008, the affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the
Fund’s Investor A Shares, which totaled $720,129 and affiliates received contingent deferred sales charges of $203,383 and $87,980 relating to transactions in Investor B and Investor C Shares, respectively. These amounts include payments to Hilliards Lyons, which was considered an affiliate for a portion of the year. Furthermore, affiliates received contin-
gent deferred sales charges of $2,446 relating to transactions subject to front-end sales charge waivers on Investor A Shares.

The Fund has received an exemptive order from the Securities and
Exchange Commission permitting it to lend portfolio securities to
MLPF&S or its affiliates. As of August 31, 2008, the Fund loaned securi-
ties with a value of $61,846,203 to MLPF&S or its affiliates. Pursuant to that order, the Fund has retained BIM as the securities lending agent for a fee based on a share of the returns on investment of cash collateral.
BIM may, on behalf of the Fund, invest cash collateral received by the
Fund for such loans, among other things, in a private investment com-
pany managed by the Advisor or in registered money market funds advised by the Advisor or its affiliates. For the year ended August 31,
2008, BIM received $598,580 in securities lending agent fees.

In addition, MLPF&S received $1,292,883 in commissions on the exe-
cution of portfolio security transactions for the Fund for the year ended
August 31, 2008.

Pursuant to written agreements, certain affiliates provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other adminis-

18 BLACKROCK FUNDAMENTAL GROWTH FUND, INC.

AUGUST 31, 2008

Notes to Financial Statements (continued)

trative services with respect to sub-accounts they service. For these services, these affiliates receive an annual fee per shareholder account which will vary depending on share class. For the year ended August 31,
2008, the Fund paid $8,385,737 in return for these services, which are a component of the transfer agent fees in the accompanying Statement of Operations.

PNC Global Investment Servicing (U.S.) Inc., formerly PFPC Inc., an indi-
rect, wholly owned subsidiary of PNC and an affiliate of the Advisor, is the Fund’s transfer agent. Each class of the Fund bears the costs of transfer agent fees associated with such respective classes. Transfer agency fees borne by each class of the Fund are comprised of those fees charged for all shareholder communications including mailing of shareholder reports, dividend and distribution notices, and proxy materi-
als for shareholders meetings, as well as per account and per transac-
tion fees related to servicing and maintenance of shareholder accounts, including the issuing, redeeming and transferring of shares of each class of the Fund, 12b-1 fee calculation, check writing, anti-money laundering services, and customer identification services.

The Fund may earn income on positive cash balances in demand deposit accounts that are maintained by the transfer agent on behalf of the Fund. For the year ended August 31, 2008, the Fund earned
$20,883 which is included in income from affiliates in the Statement of Operations.

The Advisor maintains a call center, which is responsible for providing certain shareholder services to the Fund, such as responding to share-
holder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of
Fund shares. For the year ended August 31, 2008, the following amounts have been accrued by the Fund to reimburse the Advisor for costs incurred running the call center, which are a component of the transfer agent fees in the accompanying Statement of Operations.

Call Center
Fees

Institutional	$13,848
Investor A	$59,287
Investor B	$21,605
Investor C	$26,420
Class R	$ 863

Pursuant to the terms of the custody agreement, custodian fees may be reduced by amounts calculated on uninvested cash balances
(“custody credits”), which are shown on the Statement of Operations as fees paid indirectly.

Certain officers and/or directors of the Fund are officers and/or directors of BlackRock, Inc. or its affiliates. The Fund reimburses the Advisor for compensation paid to the Fund’s Chief Compliance Officer.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended August 31, 2008 were $3,258,215,632 and
$3,610,953,252, respectively.

Transactions in options written for the year ended August 31, 2008 were as follows:

		Premiums
Call Options Written	Contracts	Received

Outstanding call options written,
beginning of year	62,422	$ 9,234,735
Options written	135,141	39,451,917
Options exercised	(3,610)	(3,045,138)
Options expired	(94,704)	(22,303,682)
Options closed	(86,149)	(21,225,666)

Outstanding call options written,
end of year	13,100	$ 2,112,166

4. Short-Term Borrowings:

The Fund, along with certain other funds managed by the Advisor and its affiliates, is a party to a $500,000,000 credit agreement with a group of lenders. The Fund may borrow under the credit agreement to fund share-
holder redemptions and for other lawful purposes other than for leverage.
The Fund may borrow up to the maximum amount allowable under the
Fund’s current Prospectus and Statement of Additional Information, subject to various other legal, regulatory or contractual limits. On November 21,
2007, the credit agreement was renewed for one year under substantially the same terms. The Fund pays a commitment fee of 0.06% per annum based on the Fund’s pro rata share of the unused portion of the credit agreement, which is included in miscellaneous in the Statement of
Operations. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund’s election, the federal funds rate plus 0.35%
or a base rate as defined in the credit agreement. The Fund did not borrow under the credit agreement during the year ended August 31, 2008.

5. Income Tax Information:

Reclassifications — Accounting principles generally accepted in the
United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. The following permanent differences as of August 31, 2008 attributable to net operating losses and foreign currency transactions were reclassified to the following accounts:

Decrease paid-in capital	$ (19,933,336)
Increase undistributed net investment income	19,972,751
Decrease accumulated net realized gain (loss)	(39,415)

BLACKROCK FUNDAMENTAL GROWTH FUND, INC.

AUGUST 31, 2008

19

Notes to Financial Statements (concluded)

As of August 31, 2008, the components of accumulated losses on a tax basis were as follows:

Capital loss carryforward	$(1,356,430,285)
Net unrealized gains	525,731,411*

Total accumulated net losses	$ (830,698,874)

* The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales, the deferral of losses on strad-
dles, the deferral of post-October currency losses for tax purposes and the timing of income recognition on partnership interests.

As of August 31, 2008, the Fund had a capital loss carryforward available to offset future realized capital gains through the indicated
expiration dates:

Expires August 31,

2010	$ 88,142,049
2011	1,200,070,025
2012	68,218,211

Total	$1,356,430,285

6. Capital Share Transactions:

Transactions in shares for each class were as follows:

	Year Ended		Year Ended
	August 31, 2008		August 31, 2007

	Shares	Amount	Shares	Amount

Institutional

Shares sold	15,876,609	$ 359,185,075	9,890,109	$ 202,563,454
Shares redeemed	(19,753,813)	(442,140,963)	(20,761,673)	(426,084,397)

Net decrease	(3,877,204)	$ (82,955,888)	(10,871,564)	$(223,520,943)

Investor A

Shares sold and automatic conversion of shares	25,834,298	$ 558,314,857	18,203,730	$ 363,337,912
Shares redeemed	(23,314,168)	(507,448,370)	(27,550,182)	(552,800,563)

Net increase (decrease)	2,520,130	$ 50,866,487	(9,346,452)	$(189,462,651)

Investor B

Shares sold	4,131,978	$ 81,564,032	4,923,997	$ 89,400,970
Shares redeemed and automatic conversion of shares	(13,982,008)	(274,792,785)	(22,243,955)	(404,046,184)

Net decrease	(9,850,030)	$ (193,228,753)	(17,319,958)	$(314,645,214)

Investor C

Shares sold	8,104,239	$ 160,534,851	10,090,247	$ 183,991,912
Shares redeemed	(11,223,279)	(221,944,948)	(12,695,800)	(232,879,585)

Net decrease	(3,119,040)	$ (61,410,097)	(2,605,553)	$ (48,887,673)

Class R

Shares sold	2,506,774	$ 50,713,854	1,381,633	$ 26,053,260
Shares redeemed	(1,194,032)	(24,301,425)	(977,776)	(18,445,317)

Net increase	1,312,742	$ 26,412,429	403,857	$ 7,607,943

7. Subsequent Events:

On September 15, 2008, Bank of America Corporation announced that it has agreed to acquire Merrill Lynch, one of the principal owners of
BlackRock, Inc. The purchase has been approved by the directors of both companies. Subject to shareholder and regulatory approvals, the transaction is expected to close in the first quarter of 2009.

Effective October 1, 2008, BlackRock Investments, Inc., an affiliate of the Advisor, replaced FAM Distributors, Inc. and BlackRock Distributors, Inc. as
the sole distributor of the Fund. The service and distribution fees will not change as a result of this transaction.

20 BLACKROCK FUNDAMENTAL GROWTH FUND, INC.

AUGUST 31, 2008

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors
of BlackRock Fundamental Growth Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Fundamental
Growth Fund, Inc. (the “Fund”) as of August 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial high-
lights based on our audits. The financial highlights of the Fund for each of the two years in the period ended August 31, 2005 were audited by other auditors whose report, dated October 17, 2005, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public
Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assur-
ance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over finan-
cial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over finan-
cial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31,
2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures.
We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of
BlackRock Fundamental Growth Fund, Inc. as of August 31, 2008, the
results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United
States of America.

Deloitte & Touche LLP Princeton, New Jersey October 27, 2008

BLACKROCK FUNDAMENTAL GROWTH FUND, INC.

AUGUST 31, 2008

21

Disclosure of Investment Advisory Agreement and Subadvisory Agreement

The Board of Directors (the “Board,” the members of which are referred to as “Directors”) of BlackRock Fundamental Growth Fund, Inc. (the
“Fund”) met in April and June 2008 to consider the approval of the
Fund’s investment advisory agreement (the “Advisory Agreement”) with
BlackRock Advisors, LLC (the “Advisor”), the Fund’s investment advisor.
The Board also considered the approval of the subadvisory agreement
(the “Subadvisory Agreement”) between the Advisor and BlackRock
Investment Management, LLC (the “Subadvisor”). The Advisor and
the Subadvisor are referred to herein as “BlackRock.” The Advisory
Agreement and the Subadvisory Agreement are referred to herein as the “Agreements.”

Activities and Composition of the Board

The Board of the Fund consists of fifteen individuals, twelve of whom are not “interested persons” of the Fund as defined in the Investment
Company Act of 1940, as amended (the “1940 Act”) (the “Independent
Directors”). The Directors are responsible for the oversight of the opera-
tions of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chairman of the Board is an Independent Director.
The Board established four standing committees: an Audit Committee, a
Governance and Nominating Committee, a Compliance Committee and
a Performance Oversight Committee, each of which is composed of, and chaired by Independent Directors.

The Agreements

Upon the consummation of the combination of BlackRock’s investment management business with Merrill Lynch & Co., Inc.’s investment man-
agement business, including Merrill Lynch Investment Managers, L. ., and certain affiliates (the “Transaction”), the Fund entered into the Advisory
Agreement with an initial two-year term and the Advisor entered into the Subadvisory Agreement with the Subadvisor with an initial two-
year term. Consistent with the 1940 Act, prior to the expiration of the
Agreements’ respective initial two-year term, the Board is required to consider the continuation of the Fund’s Agreements on an annual basis.
In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to the
Fund by the personnel of BlackRock and its affiliates, including invest-
ment management, administrative services, shareholder services, over-
sight of fund accounting and custody, marketing services and assistance in meeting legal and regulatory requirements. The Board also received and assessed information regarding the services provided to the Fund by certain unaffiliated service providers.

Throughout the year, the Board, acting directly and through its commit-
tees, considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the Fund’s Agreements, including the services and support provided to the Fund and its shareholders.

Among the matters the Board considered were: (a) investment perform-
ance for one, three and five years, as applicable, against peer funds, as well as senior management and portfolio managers’ analysis of the reasons for underperformance, if applicable; (b) fees, including advisory, administration, if applicable, and other fees paid to BlackRock and its affiliates by the Fund, such as transfer agency fees and fees for market-
ing and distribution; (c) Fund operating expenses; (d) the resources devoted to and compliance reports relating to the Fund’s investment objective, policies and restrictions, (e) the Fund’s compliance with its
Code of Ethics and compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by
BlackRock and its affiliates; (g) BlackRock’s and other service providers’
internal controls; (h) BlackRock’s implementation of the proxy voting guidelines approved by the Board; (i) the use of brokerage commissions and spread and execution quality; (j) valuation and liquidity procedures;
and (k) periodic overview of BlackRock’s business, including BlackRock’s response to the increasing scale of its business.

Board Considerations in Approving the Agreements

The Approval Process: At an in-person meeting held on April 10, 2008, the Board reviewed materials relating to its consideration of the Agree-
ments. At an in-person meeting held on June 5-6, 2008, the Fund’s
Board, including the Independent Directors, unanimously approved the continuation of the Advisory Agreement between the Advisor and the
Fund for a one-year term ending June 30, 2009 and the Subadvisory
Agreement between the Advisor and BlackRock Investment Management,
LLC for a one-year term ending June 30, 2009. In considering the approval of the Agreements, the Board received and discussed various materials provided to it in advance of the April 10, 2008 meeting. As a result of the discussions that occurred during the April 10, 2008 meeting, the Board requested and BlackRock provided additional information, as detailed below, in advance of the June 5 – 6, 2008
Board meeting. The Board considered all factors it believed relevant with respect to the Fund, including, among other factors: (a) the nature, extent and quality of the services provided by BlackRock; (b) the invest-
ment performance of the Fund and BlackRock portfolio management;
(c) the advisory fee and the cost of the services and profits to be real-
ized by BlackRock and certain affiliates from the relationship with the
Fund; (d) economies of scale; and (e) other factors.

Prior to the April 10, 2008 meeting, the Board requested and received materials specifically relating to the Agreements. The Board is engaged in an ongoing process with BlackRock to continuously review the nature and scope of the information provided to better assist its deliberations.
These materials included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on Fund fees and expenses, and the investment performance of the Fund as compared with a peer group of funds as determined by Lipper (“Peers”); (b) information on the prof-
itability of the Agreements to BlackRock and certain affiliates, including

22 BLACKROCK FUNDAMENTAL GROWTH FUND, INC.

AUGUST 31, 2008

Disclosure of Investment Advisory Agreement and Subadvisory Agreement (continued)

their other relationships with the Fund, and a discussion of fall-out benefits; (c) a general analysis provided by BlackRock concerning invest-
ment advisory fees charged to other clients, such as institutional and closed-end funds, under similar investment mandates, as well as the performance of such other clients; (d) a report on economies of scale;
(e) sales and redemption data regarding the Fund’s shares; and (f) an internal comparison of management fees classified by Lipper, if appli-
cable. At the April 10, 2008 meeting, the Board requested and subse-
quently received from BlackRock (i) a comprehensive analysis of total expenses on a fund-by-fund basis; (ii) further analysis of investment performance; (iii) further data regarding Fund profitability, Fund size and Fund fee levels; and (iv) additional information on sales and redemptions.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Fund shares, services related to the valua-
tion and pricing of Fund portfolio holdings, and direct and indirect bene-
fits to BlackRock and its affiliates from their relationship with the Fund.
The Board did not identify any particular information as controlling, and each Director may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services: The Board, including the
Independent Directors, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds as classified by Lipper and the performance of at least one relevant index or combination of indices. The Board met with
BlackRock’s senior management personnel responsible for investment operations, including the senior investment officers. The Board also reviewed the materials provided by the Fund’s portfolio management team discussing Fund performance and the Fund’s investment objective, strategies and outlook.

The Board considered, among other factors, the number, education and experience of BlackRock’s investment personnel generally and the Fund’s portfolio management team, BlackRock’s portfolio trading capabilities,
BlackRock’s use of technology, BlackRock’s commitment to compliance and BlackRock’s approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also reviewed BlackRock’s compensation structure with respect to the
Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent.

In addition to advisory services, the Board considered the quality of the administrative and non-investment advisory services provided to the
Fund. BlackRock and its affiliates provide the Fund with certain adminis-
trative, transfer agency, shareholder and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In addition to investment advisory services, BlackRock and its affiliates provide the Fund with other services, including (i) preparing disclosure documents, such as the prospectus, the statement of additional infor-
mation and shareholder reports; (ii) assisting with daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board meetings; (v) providing legal and compliance support; and
(vi) performing other administrative functions necessary for the opera-
tion of the Fund, such as tax reporting and fulfilling regulatory filing requirements. The Board reviewed the structure and duties of BlackRock’s fund administration, accounting, legal and compliance departments.

B. The Investment Performance of the Fund and BlackRock: The
Board, including the Independent Directors, also reviewed and consid-
ered the performance history of the Fund. In preparation for the April 10,
2008 meeting, the Board was provided with reports, independently pre-
pared by Lipper, which included a comprehensive analysis of the Fund’s performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed vari-
ous factors that affect Lipper’s rankings. In connection with its review, the Board received and reviewed information regarding the investment performance of the Fund as compared to a representative group of similar funds as determined by Lipper and to all funds in the Fund’s applicable Lipper category. The Board was provided with a description of the methodology used by Lipper to select peer funds. The Board regularly reviews the performance of the Fund throughout the year. The
Board attaches more importance to performance over relatively long periods of time, typically three to five years.

The Fund ranked in the first, first and second quartiles on a net basis against its Lipper peer universe for the one-, three- and five-year periods ended December 31, 2007, respectively.

C. Consideration of the Advisory Fees and the Cost of the Services
and Profits to be Realized by BlackRock and its Affiliates from the
Relationship with the Fund: The Board, including the Independent
Directors, reviewed the Fund’s contractual advisory fee rates compared with the other funds in its Lipper category. It also compared the Fund’s total expenses to those of other comparable funds. The Board consid-
ered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, including separately managed institutional accounts.

The Board received and reviewed statements relating to BlackRock’s financial condition and profitability with respect to the services it provided the Fund. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock and certain affiliates that provide services to the Fund. The Board

BLACKROCK FUNDAMENTAL GROWTH FUND, INC.

AUGUST 31, 2008

23

Disclosure of Investment Advisory Agreement and Subadvisory Agreement (concluded)

reviewed BlackRock’s profitability with respect to the Fund and each fund the Board currently oversees for the year ended December 31,
2007 compared to aggregated profitability data provided for the year ended December 31, 2005.

In addition, the Board considered the cost of the services provided to the Fund by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of the Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the manage-
ment of the Fund and concluded that there was a reasonable basis for the allocation. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality invest-
ment management personnel to perform its obligations under the
Agreements and to continue to provide the high quality of services that are expected by the Board.

The Board took into account that the Fund has an advisory fee arrange-
ment that includes breakpoints that adjust the fee rate downward as the size of the Fund increases, thereby allowing shareholders the potential to participate in economies of scale. The Board noted that BlackRock has agreed to contractually cap the total annual operating expenses, excluding certain expenses, of one or more share classes of the Fund, at certain levels. The Board observed that those expense caps benefited shareholders by limiting total fees.

D. Economies of Scale: The Board, including the Independent Directors, considered the extent to which economies of scale might be realized as the assets of the Fund increase and whether there should be changes in the advisory fee rate or structure in order to enable the Fund to partici-
pate in these economies of scale. The Board, including the Independent
Directors, considered whether the shareholders would benefit from economies of scale and whether there was potential for future realization of economies with respect to the Fund. The Board considered that the funds in the BlackRock fund complex share common resources and, as a result, an increase in the overall size of the complex could permit each fund to incur lower expenses than it would otherwise as stand-
alone entities. The Board also considered the anticipated efficiencies in the processes of BlackRock’s overall operations as it continues to add personnel and commit capital to expand the scale of operations. The
Board found, based on its review of comparable funds, that the Fund’s management fee is appropriate in light of the scale of the Fund.

E. Other Factors: The Board also took into account other ancillary or
“fall-out” benefits that BlackRock may derive from its relationship with the Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals that manage other portfolios, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the
Fund, including for administrative, transfer agency and distribution serv-
ices. The Board also noted that BlackRock may use third party research obtained by soft dollars generated by transactions in the Fund to assist itself in managing all or a number of its other client accounts.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

Conclusion

The Board approved the continuation of the Advisory Agreement between the Advisor and the Fund for a one-year term ending June 30, 2009 and the Subadvisory Agreement between the Advisor and BlackRock
Investment Management, LLC for a one-year term ending June 30, 2009.
Based upon their evaluation of all these factors in their totality, the
Board, including the Independent Directors, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of the Fund and the Fund’s shareholders. In arriving at a decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together. The Independent Directors were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Fund reflect the result of several years of review by the Directors and predecessor Directors, and discussions between the
Directors (and predecessor Directors) and BlackRock. Certain aspects of the arrangements may be the subject of more attention in some years than in others, and the Directors’ conclusions may be based in part on their consideration of these arrangements in prior years.

24 BLACKROCK FUNDAMENTAL GROWTH FUND, INC.

AUGUST 31, 2008

Officers and Directors

Number of
BlackRock-
	Position(s)	Length of		Advised Funds
Name, Address	Held with	Time Served		and Portfolios	Public
and Year of Birth	Fund	as a Director[2]	Principal Occupation(s) During Past 5 Years	Overseen	Directorships

Non-Interested Directors[1]

James H. Bodurtha	Director	Since	Director, The China Business Group, Inc. (consulting firm) since 1996	37 Funds	None
40 East 52nd Street		2002	and formerly Executive Vice President thereof from 1996 to 2003;	104 Portfolios
New York, NY 10022			Chairman of the Board, Berkshire Holding Corporation since 1980.
1944

Bruce R. Bond	Director	Since	Formerly Trustee and Member of the Governance Committee, State	37 Funds	None
40 East 52nd Street		2007	Street Research Mutual Funds from 1997 to 2005; Formerly Board	104 Portfolios
New York, NY 10022			Member of Governance, Audit and Finance Committee, Avaya Inc.
1946			(computer equipment) from 2003 to 2007.

Donald W. Burton	Director	Since	Managing General Partner, The Burton Partnership, LP (an investment	37 Funds	Knology, Inc. (tele-
40 East 52nd Street		2007	partnership) since 1979; Managing General Partner, The South Atlantic	104 Portfolios	communications);
New York, NY 10022			Venture Funds since 1983; Member of the Investment Advisory Council		Capital Southwest
1944			of the Florida State Board of Administration from 2001 to 2007.		(financial)

Honorable	Director	Since	Partner and Head of International Practice, Covington and Burling	37 Funds	UPS Corporation
Stuart E. Eizenstat		2007	(law firm) since 2001; International Advisory Board Member, The Coca	104 Portfolios	(delivery service)
40 East 52nd Street			Cola Company since 2002; Advisory Board Member BT Americas
New York, NY 10022			(telecommunications) since 2004; Member of the Board of Directors,
1943			Chicago Climate Exchange (environmental) since 2006; Member of the
International Advisory Board GML (energy) since 2003.

Kenneth A. Froot	Director	Since	Professor, Harvard University since 1992.	37 Funds	None
40 East 52nd Street		2005		104 Portfolios
New York, NY 10022
1957

Robert M. Hernandez	Chairman of the	Since	Formerly Director, Vice Chairman and Chief Financial Officer of USX	37 Funds	ACE Limited
40 East 52nd Street	Board,	2007	Corporation (energy and steel business) from 1991 to 2001.	104 Portfolios	(insurance company);
New York, NY 10022					Eastman Chemical
1944					Company (chemical);
RTI International
Metals, Inc. (metals);
TYCO Electronics
(electronics)

John F. O’Brien	Director	Since	Trustee, Woods Hole Oceanographic Institute since 2003; Formerly	37 Funds	Cabot Corporation
40 East 52nd Street		2007	Director, Allmerica Financial Corporation from 1995 to 2003; Formerly	104 Portfolios	(chemicals); LKQ
New York, NY 10022			Director, ABIOMED from 1989 to 2006; Formerly Director, Ameresco,		Corporation (auto
1943			Inc. (energy solutions company) from 2006 to 2007.		parts manufacturing);
TJX Companies, Inc.
(retailer)

Roberta Cooper Ramo	Director	Since	Shareholder, Modrall, Sperling, Roehl, Harris & Sisk, .A. (law firm)	37 Funds	None
40 East 52nd Street		2002	since 1993; Chairman of the Board, Cooper’s Inc., (retail) since 2000;	104 Portfolios
New York, NY 10022			Director of ECMC Group (service provider to students, schools and
1942			lenders) since 2001; President Elect, The American Law Institute,
(non-profit), 2007; Formerly President, American Bar Association from
1995 to 1996.

Jean Margo Reid	Director	Since	Self-employed consultant since 2001; Director and Secretary, SCB,	37 Funds	None
40 East 52nd Street		2007	Inc. (holding company) since 1998; Director and Secretary, SCB	104 Portfolios
New York, NY 10022			Partners, Inc. (holding company) since 2000; Director, Covenant
1945			House (non-profit) from 2001 to 2004.

BLACKROCK FUNDAMENTAL GROWTH FUND, INC.

AUGUST 31, 2008

25

Officers and Directors (continued)

Number of
BlackRock-
	Position(s)	Length of		Advised Funds
Name, Address	Held with	Time Served		and Portfolios	Public
and Year of Birth	Fund	as a Director[2]	Principal Occupation(s) During Past 5 Years	Overseen	Directorships

Non-Interested Directors[1] (concluded)

David H. Walsh	Director	Since	Director, National Museum of Wildlife Art since 2007; Director,	37 Funds	None
40 East 52nd Street		2007	Ruckleshaus Institute and Haub School of Natural Resources at the	104 Portfolios
New York, NY 10022			University of Wyoming since 2006; Director, The American Museum
1941			of Fly Fishing since 1997; Formerly Consultant with Putnam Investments from 1993 to 2003; Formerly Director, The National Audubon Society
from 1998 to 2005.

Fred G. Weiss	Chairman of the	Since	Managing Director, FGW Associates (consulting and investment	37 Funds	Watson
40 East 52nd Street	Audit Committee		company) since 1997; Director, Michael J. Fox Foundation for	104 Portfolios	Pharmaceutical Inc.
New York, NY 10022	and Director		Parkinson’s Research since 2000; Formerly Director of BTG
1941			International Plc (a global technology commercialization company)
from 2001 to 2007.

Richard R. West	Director	Since	Dean Emeritus, New York University’s Leonard N. Stern School of	37 Funds	Bowne & Co., Inc.
40 East 52nd Street	and Member	2007	Business Administration since 1995.	104 Portfolios	(financial printers);
New York, NY 10022	of the Audit				Vornado Realty Trust
1938	Committee				(real estate
company);
Alexander’s Inc.
(real estate
company)

[1] Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
[2] Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock Fund boards were realigned and consolidated into three new Fund boards in 2007. As a result, although the chart shows certain directors as joining the Fund’s board in 2007, each director first became a member of the board of directors of other legacy
MLIM or legacy BlackRock Funds as follows: James H. Bodurtha since 1995; Bruce R. Bond since 2005; Donald W. Burton since 2002; Stuart E.
Eizenstat since 2001; Kenneth A. Froot since 2005; Robert M. Hernandez since 1996; John F. O’Brien since 2004; Roberta Cooper Ramo since
2000; Jean Margo Reid since 2004; David H. Walsh since 2003; Fred G. Weiss since 1998; and Richard R. West since 1978.

Interested Directors[1]

Richard S. Davis	Director	Since	Managing Director, BlackRock, Inc. since 2005; Formerly Chief	185 Funds	None
40 East 52nd Street		2007	Executive Officer, State Street Research & Management Company	295 Portfolios
New York, NY 10022			from 2000 to 2005; Formerly Chairman of the Board of Trustees,
1945			State Street Research Mutual Funds from 2000 to 2005; Formerly
Chairman, SSR Realty from 2000 to 2004.

Laurence D. Fink	Director	Since	Chairman and Chief Executive Officer of BlackRock, Inc. since its	37 Funds	None
40 East 52nd Street		2007	formation in 1998 and of BlackRock, Inc.’s predecessor entities since	104 Portfolios
New York, NY 10022			1988 and Chairman of the Executive and Management Committees;
1952			Formerly Managing Director, The First Boston Corporation, Member of
its Management Committee, Co-head of its Taxable Fixed Income
Division and Head of its Mortgage and Real Estate Products Group;
Chairman of the Board of several of BlackRock’s alternative investment vehicles; Director of several of BlackRock’s offshore funds; Member of the Board of Trustees of New York University, Chair of the Financial Affairs
Committee and a member of the Executive Committee, the Ad Hoc
Committee on Board Governance, and the Committee on Trustees; Co-
Chairman of the NYU Hospitals Center Board of Trustees, Chairman of
the Development/Trustee Stewardship Committee and Chairman of the
Finance Committee; Trustee, The Boys’ Club of New York.

Henry Gabbay	Director	Since	Consultant, BlackRock, Inc. since 2007; Formerly Managing Director,	184 Funds	None
40 East 52nd Street		2007	BlackRock, Inc. from 1989 to 2007; Formerly Chief Administrative	294 Portfolios
New York, NY 10022			Officer, BlackRock Advisors, LLC from 1998 to 2007; Formerly President
1947			of BlackRock Funds and BlackRock Bond Allocation Target Shares from
2005 to 2007 and Treasurer of certain closed-end funds in the
BlackRock fund complex from 1989 to 2006.

1 Messrs. Davis, Fink and Gabbay are all “interested persons,” as defined in the Investment Company Act of 1940, of the Fund based on their positions with BlackRock, Inc. and its affiliates. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

26 BLACKROCK FUNDAMENTAL GROWTH FUND, INC.

AUGUST 31, 2008

Officers and Directors (concluded)

Position(s)
Name, Address	Held with	Length of
and Year of Birth	Fund	Time Served	Principal Occupation(s) During Past 5 Years

Fund Officers[1]

Donald C. Burke	Fund	Since	Managing Director of BlackRock, Inc. since 2006; Formerly Managing Director of Merrill Lynch Investment
40 East 52nd Street	President	2007	Managers, L.P. (“MLIM”) and Fund Asset Management, L.P. (“FAM”) in 2006; First Vice President thereof from
New York, NY 10022	and Chief		1997 to 2005; Treasurer thereof from 1999 to 2006 and Vice President thereof from 1990 to 1997.
1960	Executive
Officer

Anne F. Ackerley	Vice	Since	Managing Director of BlackRock, Inc. since 2000; Chief Operating Officer of BlackRock’s U.S. Retail Group since
40 East 52nd Street	President	2007	2006; Head of BlackRock’s Mutual Fund Group from 2000 to 2006; Merrill Lynch & Co., Inc. from 1984 to 1986
New York, NY 10022			and from 1988 to 2000, most recently as First Vice President and Operating Officer of the Mergers and
1962			Acquisitions Group.

Neal J. Andrews	Chief	Since	Managing Director of BlackRock, Inc. since 2006; Formerly Senior Vice President and Line of Business Head
40 East 52nd Street	Financial	2007	of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. (formerly PFPC Inc. )
New York, NY 10022	Officer		from 1992 to 2006.
1966

Jay M. Fife	Treasurer	Since	Managing Director of BlackRock, Inc. since 2007 and Director in 2006; Formerly Assistant Treasurer of the
40 East 52nd Street		2007	MLIM/FAM advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
New York, NY 10022
1970

Brian P. Kindelan	Chief	Since	Chief Compliance Officer of the BlackRock-advised Funds since 2007; Anti-Money Laundering Officer of the
40 East 52nd Street	Compliance	2007	BlackRock-advised Funds since 2007; Managing Director and Senior Counsel of BlackRock, Inc. since 2005;
New York, NY 10022	Officer		Director and Senior Counsel of BlackRock Advisors, Inc. from 2001 to 2004 and Vice President and Senior
1959			Counsel thereof from 1998 to 2000; Formerly Senior Counsel of The PNC Bank Corp. from 1995 to 1998.

Howard Surloff	Secretary	Since	Managing Director of BlackRock, Inc. and General Counsel of U.S. Funds at BlackRock, Inc. since 2006; Formerly
40 East 52nd Street		2007	General Counsel (U.S.) of Goldman Sachs Asset Management, L from 1993 to 2006.
New York, NY 10022
1965

[1] Officers of the Fund serve at the pleasure of the Board of Directors.
Further information about the Fund’s Officers and Directors is available in the Fund’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Custodian		Transfer Agent	Accounting Agent	Independent Registered	Legal Counsel
JPMorgan Chase Bank, N.A.		PNC Global Investment	State Street Bank and Trust	Public Accounting Firm	Willkie Farr & Gallagher LLP
Brooklyn, NY, 11245		Servicing (U.S.) Inc.	Company	Deloitte & Touche LLP	New York, NY 10019
		Wilmington, DE 19809	Princeton, NJ 08540	Princeton, NJ 08540

BLACKROCK FUNDAMENTAL GROWTH FUND, INC.

AUGUST 31, 2008

27

Additional Information

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following infor-
mation is provided to help you understand what personal information
BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on appli-
cations, forms or other documents; (ii) information about your trans-
actions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-
public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including proce-
dures relating to the proper storage and disposal of such information.

Availability of Additional Information

Electronic copies of most financial reports and prospectuses are available on the Fund’s website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund’s electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or
Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1) Access the BlackRock website at
http://www.blackrock.com/edelivery

2) Click on the applicable link and follow the steps to sign up

3) Log into your account

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available
(1) without charge, upon request, by calling toll-free (800) 441-7762;
(2) at www.blackrock.com; and (3) on the Securities and Exchange
Commission’s (the “SEC”) website at http://www.sec.gov.

28 BLACKROCK FUNDAMENTAL GROWTH FUND, INC.

AUGUST 31, 2008

Availability of Additional Information (concluded)

Availability of Proxy Voting Record

Information about how the Fund votes proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended
June 30 is available upon request and without charge (1) at www.black-
rock.com or by calling (800) 441-7762 and (2) on the SEC’s website at
http://www.sec.gov.

Availability of Quarterly Portfolio Schedule

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s
Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference
Room in Washington, D.C. Information on the operation of the Public
Reference Room may be obtained by calling (800) SEC-0330. The
Fund’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST to get infor-
mation about your account balances, recent transactions and share prices. You can also reach us on the Web at www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional,
Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BLACKROCK FUNDAMENTAL GROWTH FUND, INC.

AUGUST 31, 2008

29

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock All-Cap Global Resources Portfolio	BlackRock Global Opportunities Portfolio	BlackRock Mid Cap Value Opportunities Fund
BlackRock Asset Allocation Portfolio†	BlackRock Global Resources Portfolio	BlackRock Natural Resources Trust
BlackRock Aurora Portfolio	BlackRock Global SmallCap Fund	BlackRock Pacific Fund
BlackRock Balanced Capital Fund†	BlackRock Health Sciences Opportunities Portfolio*	BlackRock Science & Technology
BlackRock Basic Value Fund	BlackRock Healthcare Fund	Opportunities Portfolio
BlackRock Capital Appreciation Portfolio	BlackRock Index Equity Portfolio*	BlackRock Small Cap Core Equity Portfolio
BlackRock Equity Dividend Fund	BlackRock International Fund	BlackRock Small Cap Growth Equity Portfolio
BlackRock EuroFund	BlackRock International Index Fund	BlackRock Small Cap Growth Fund II
BlackRock Focus Growth Fund	BlackRock International Opportunities Portfolio	BlackRock Small Cap Index Fund
BlackRock Focus Value Fund	BlackRock International Value Fund	BlackRock Small Cap Value Equity Portfolio*
BlackRock Fundamental Growth Fund	BlackRock Large Cap Core Fund	BlackRock Small/Mid-Cap Growth Portfolio
BlackRock Global Allocation Fund†	BlackRock Large Cap Growth Fund	BlackRock S&P 500 Index Fund
BlackRock Global Dynamic Equity Fund	BlackRock Large Cap Value Fund	BlackRock U.S. Opportunities Portfolio
BlackRock Global Emerging Markets Fund	BlackRock Latin America Fund	BlackRock Utilities and Telecommunications Fund
BlackRock Global Financial Services Fund	BlackRock Mid-Cap Growth Equity Portfolio	BlackRock Value Opportunities Fund
BlackRock Global Growth Fund	BlackRock Mid-Cap Value Equity Portfolio

Fixed Income Funds

BlackRock Emerging Market Debt Portfolio	BlackRock Inflation Protected Bond Portfolio	BlackRock Short-Term Bond Fund
BlackRock Enhanced Income Portfolio	BlackRock Intermediate Bond Portfolio II	BlackRock Strategic Income Portfolio
BlackRock GNMA Portfolio	BlackRock Intermediate Government	BlackRock Total Return Fund
BlackRock Government Income Portfolio	Bond Portfolio	BlackRock Total Return Portfolio II
BlackRock High Income Fund	BlackRock International Bond Portfolio	BlackRock World Income Fund
BlackRock High Yield Bond Portfolio	BlackRock Long Duration Bond Portfolio
BlackRock Income Portfolio	BlackRock Low Duration Bond Portfolio
BlackRock Income Builder Portfolio	BlackRock Managed Income Portfolio

Municipal Bond Funds

BlackRock AMT-Free Municipal Bond Portfolio	BlackRock Intermediate Municipal Fund	BlackRock New York Municipal Bond Fund
BlackRock California Insured Municipal Bond Fund	BlackRock Kentucky Municipal Bond Portfolio	BlackRock Ohio Municipal Bond Portfolio
BlackRock Delaware Municipal Bond Portfolio	BlackRock Municipal Insured Fund	BlackRock Pennsylvania Municipal Bond Fund
BlackRock Florida Municipal Bond Fund	BlackRock National Municipal Fund	BlackRock Short-Term Municipal Fund
BlackRock High Yield Municipal Fund	BlackRock New Jersey Municipal Bond Fund

Target Risk & Target Date Funds

BlackRock Prepared Portfolios	BlackRock Lifecycle Prepared Portfolios
Conservative Prepared Portfolio	Prepared Portfolio 2010	Prepared Portfolio 2030
Moderate Prepared Portfolio	Prepared Portfolio 2015	Prepared Portfolio 2035
Growth Prepared Portfolio	Prepared Portfolio 2020	Prepared Portfolio 2040
Aggressive Growth Prepared Portfolio	Prepared Portfolio 2025	Prepared Portfolio 2045
Prepared Portfolio 2050
* See the prospectus for information on specific limitations on investments in the fund.
† Mixed asset fund.

BlackRock mutual funds are currently distributed by BlackRock Investments, Inc. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 882-0052 or from your financial advisor. The prospectus should be read carefully before investing.

30 BLACKROCK FUNDAMENTAL GROWTH FUND, INC.

AUGUST 31, 2008

This report is not authorized for use as an offer of sale or a solicita-
tion of an offer to buy shares of the Fund unless accompanied or preceded by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representa-
tion of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

BlackRock Fundamental Growth Fund, Inc.
100 Bellevue Parkway
Wilmington, DE 19809

#16465-8/08

Item 2 – Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 – Audit Committee Financial Expert – The registrant’s board of directors or trustees, as applicable (the “board of directors”) has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:
Joe Grills (not reappointed to the Audit Committee, effective November 1, 2007)
Robert M. Hernandez (term began, effective November 1, 2007)
Robert S. Salomon, Jr. (term ended, effective November 1, 2007)
Fred G. Weiss (term began, effective November 1, 2007)
Richard R. West (term began, effective November 1, 2007)

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 – Principal Accountant Fees and Services

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]

	Current	Previous	Current	Previous	Current	Previous	Current	Previous
	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year
Entity Name	End	End	End	End	End	End	End	End

BlackRock
Fundamental	$38,300	$40,500	$0	$0	$6,100	$6,100	$1,049	$1,042
Growth Fund, Inc.

1 The nature of the services include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.
2 The nature of the services include tax compliance, tax advice and tax planning.
3 The nature of the services include a review of compliance procedures and attestation thereto.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:
The registrant’s audit committee (the “Committee”) has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-
approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant’s affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC’s auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the
Committee without consideration on a specific case-by-case basis (“general pre-approval”).
The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operation or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 for all of the registrants the
Committee oversees. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.
Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-
approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to one or more of its members the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) Affiliates’ Aggregate Non-Audit Fees:

	Current Fiscal Year	Previous Fiscal Year
Entity Name	End	End

BlackRock Fundamental
Growth Fund, Inc.	$294,649	$291,642

(h) The registrant’s audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any non-affiliated sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by the registrant’s investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Regulation S-X Rule 2-01(c)(7)(ii) – $287,500, 0%

Item 5 – Audit Committee of Listed Registrants – Not Applicable

Item 6 – Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to
Stockholders filed under Item 1 of this form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies – Not Applicable

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and
Affiliated Purchasers – Not Applicable

Item 10 – Submission of Matters to a Vote of Security Holders – The registrant’s Nominating and
Governance Committee will consider nominees to the board of directors recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations that include biographical information and set forth the qualifications of the proposed nominee to the registrant’s Secretary. There have been no material changes to these procedures.

Item 11 – Controls and Procedures

11(a) – The registrant’s principal executive and principal financial officers or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the
“1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

11(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits attached hereto

12(a)(1) – Code of Ethics – See Item 2

12(a)(2) – Certifications – Attached hereto

12(a)(3) – Not Applicable

12(b) – Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Fundamental Growth Fund, Inc.

By: /s/ Donald C. Burke
Donald C. Burke
Chief Executive Officer of
BlackRock Fundamental Growth Fund, Inc.

Date: October 20, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Donald C. Burke
Donald C. Burke
Chief Executive Officer (principal executive officer) of
BlackRock Fundamental Growth Fund, Inc.

Date: October 20, 2008

By: /s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Fundamental Growth Fund, Inc.

Date: October 20, 2008